Filed Pursuant to Rule 497(e)
                                               File Number 33-34411

                                THE TORRAY FUND
                       Supplement dated January 31, 1997
                     to the Prospectus dated April 30, 1996


        This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

        The following information replaces that located in the second paragraph of the "How To Buy Shares" and the first paragraph of the "How to Redeem Shares" sections on page 8 of the Prospectus.

        Shares of the Fund must be purchased by sending a check payable to "The Torray Fund" together with a completed Application to:

                                The Torray Fund
                             c/o FPS Services Inc.
                               3200 Horizon Drive
                         King of Prussia, PA 19406-0903

        Additional investments must be made by sending a check payable to "The Torray Fund" at:

                                The Torray Fund
                                P.O. Box 412797
                           Kansas City, MO 64141-2797

             (Please put your 5 digit account number on your check)

        Written requests to redeem shares of the Fund must be sent to:

                                The Torray Fund
                                P.O. Box 412797
                           Kansas City, MO 64141-2797

        Shareholders should be aware that purchase and redemption orders mailed to the Fund at its address in Bethesda, Md will not be effected until received by the Fund's agent at the address(es) listed above.

        For information regarding your account, or to make a redemption of shares by telephone, please call 1-800-626-9769.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


On the Prospectus: Please see the enclosed supplement to the prospectus dated January 31, 1997